LEASE INTANGIBLES (Amortization Expense for the Company Lease Intangible Assets) (Detail) - USD ($)	Mar. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Nine months remaining in 2020	$ 397,753
2020		$ 687,974
2021	372,484	510,215
2022	202,479	360,116
2023	17,663	173,785
2024	17,663	118,989
Thereafter	12,058	253,932
Lease intangibles, net	$ 1,020,100	$ 2,105,011	$ 2,861,474